      [LOGO OF LOOMIS SAYLES FUNDS(TM) APPEARS HERE]

      LOOMIS SAYLES
      BOND FUND
      INSTITUTIONAL CLASS


      PROSPECTUS

      APRIL 1, 1997 AS RESTATED
      JULY 28, 1997

                [LOGO OF LOOMIS SAYLES FUNDS(TM) APPEARS HERE]

 ONE FINANCIAL CENTER . BOSTON, MASSACHUSETTS 02111 . (617) 482-2450

THE LOOMIS SAYLES FUNDS

 INSTITUTIONAL CLASS SHARES OF LOOMIS SAYLES BOND FUND

PROSPECTUS
                                   APRIL 1, 1997 AS RESTATED JULY 28, 1997

LOOMIS SAYLES BOND FUND

  Loomis Sayles Bond Fund (the "Fund") is a series of Loomis Sayles Funds (the "Trust"), a registered open-end management investment company, and is a no-load mutual fund. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of the Fund.

  The Fund offers two classes of shares: an Institutional Class that is described in this Prospectus and a Retail Class, with a lower investment minimum for certain categories of investors and bearing higher expenses, that is described in a separate prospectus. This Prospectus concisely describes the information that an investor should know before investing in the Institutional Class shares of the Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated April 1, 1997 is available free of charge; write to Loomis Sayles Distributors, L.P. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111 or telephone 800-633-3330. The Statement of Additional Information, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. To obtain more information about the Retail Class of shares, please call the Distributor toll-free at 800-633-3330 or contact your financial intermediary.

  For information about:                    For all other information about
   .Establishing an account                 the Funds:
   .Account procedures and status           CALL 800-633-3330
   .Exchanges
   .Shareholder services
  CALL 800-626-9390

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SUMMARY OF EXPENSES.......................................................   3
FINANCIAL HIGHLIGHTS......................................................   4
THE TRUST.................................................................   5
INVESTMENT OBJECTIVES AND POLICIES........................................   5
MORE INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISK CONSIDERATIONS.....   6
THE FUND'S INVESTMENT ADVISER.............................................  15
FUND EXPENSES.............................................................  15
PORTFOLIO TRANSACTIONS....................................................  16
HOW TO PURCHASE SHARES....................................................  16
SHAREHOLDER SERVICES......................................................  18
HOW TO REDEEM SHARES......................................................  19
CALCULATION OF PERFORMANCE INFORMATION....................................  21
DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES...........................  22
APPENDIX A
  DESCRIPTION OF BOND RATINGS.............................................  24

                              SUMMARY OF EXPENSES

  The following information is provided as an aid in understanding the various expenses that an investor in the Fund will bear indirectly. The information is based on expenses for the Fund's fiscal year ended December 31, 1996. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the 5% annual return assumed in the Example should not be considered a representation of investment performance, as actual performance will vary.

 Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on Purchases (as % of offering price)...  none
 Maximum Sales Load Imposed on Reinvested Dividends (as % of
  offering price)...................................................  none
 Maximum Deferred Sales Load (as % of original purchase price or redemption proceeds)..............................................  none
 Redemption Fees/1/.................................................  none
 Exchange Fees......................................................  none
 Annual Operating Expenses (as a percentage of average net assets):
 Management Fees....................................................   .60%
 12b-1 Fees.........................................................  none
 Other Operating Expenses...........................................   .15%
 Total Operating Expenses...........................................   .75%(/2/)
 Example:
 An investor would pay the following expenses on a $1,000 investment assuming a 5% annual return (with or without a redemption at the end of each time period):
 One Year...........................................................   $ 8
 Three Years........................................................    24
 Five Years.........................................................    42
 Ten Years..........................................................    93

-----------

/1A/$5 charge applies to any wire transfer of redemption proceeds.

/2Loomis/Sayles has voluntarily agreed, for an indefinite period, to limit the Bond Fund's Total Operating Expenses to 0.75%.

                             FINANCIAL HIGHLIGHTS

              (FOR AN INSTITUTIONAL CLASS SHARE OF THE FUND
                 OUTSTANDING THROUGHOUT THE INDICATED PERIODS)

  The following information is included in financial statements of the Fund that have been audited by Coopers & Lybrand L.L.P., independent accountants. The following information should be read in conjunction with the financial statements and the notes thereto contained in the Fund's 1996 Annual Report, which is incorporated by reference in this Prospectus and the Statement of Additional Information.


                                                                          MAY 16*
                                      YEAR ENDED DEC. 31,                    TO
                           ---------------------------------------------  DEC. 31,
                             1996      1995     1994     1993     1992      1991
                           --------  --------  -------  -------  -------  --------
Net asset value,
 beginning of period.....  $  12.29  $  10.05  $ 11.37  $ 10.36  $ 10.23   $10.00
                           --------  --------  -------  -------  -------   ------
Income from investment
 operations--
 Net investment income
  (loss).................      0.86      0.82     0.83     0.84     0.76     0.52
 Net realized and
  unrealized gain (loss)
  on investments.........      0.35      2.32    (1.29)    1.43     0.67     0.36
                           --------  --------  -------  -------  -------   ------
 Total from investment
  operations.............      1.21      3.14    (0.46)    2.27     1.43     0.88
                           --------  --------  -------  -------  -------   ------
Less distributions--
 Dividends from net
  investment income......     (0.86)    (0.82)   (0.84)   (0.81)   (0.76)   (0.52)
 Distributions in excess
  of net investment
  income.................      0.00      0.00    (0.02)    0.00     0.00     0.00
 Distributions from net
  realized capital
  gains..................     (0.26)    (0.08)    0.00    (0.45)   (0.54)   (0.13)
                           --------  --------  -------  -------  -------   ------
 Total distributions.....     (1.12)    (0.90)   (0.86)   (1.26)   (1.30)   (0.65)
                           --------  --------  -------  -------  -------   ------
Net asset value, end of
 period..................  $  12.38  $  12.29  $ 10.05  $ 11.37  $ 10.36   $10.23
                           ========  ========  =======  =======  =======   ======
Total return (%).........      10.3      32.0     (4.1)    22.2     14.3      8.9
Net assets, end of period
 (000)...................  $541,244  $255,710  $82,985  $64,222  $18,472   $9,922
Ratio of operating
 expenses to average net
 assets (%)..............      0.75      0.79     0.84     0.94     1.00     1.00**
Ratio of net investment
 income to average net
 assets (%)..............      7.93      8.34     7.92     8.26     7.50     8.97**
Portfolio turnover rate
 (%).....................        42        35       87      170      101      126**
Without giving effect to
 voluntary expense
 limitations:
 The ratio of operating
  expenses to average net
  assets would have
  been (%)...............      0.75      0.79     0.84     0.94     1.55     1.78**
 Net investment income
  per share would have
  been...................  $   0.86  $   0.82  $  0.83  $  0.84  $  0.70   $ 0.47

-----------
 *Commencement of investment operations.
**Computed on an annualized basis.



NOTE: Further information about the Fund's performance is contained in the Fund's Annual Report to shareholders, which may be obtained without charge.

                                   THE TRUST

  The Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust on February 20, 1991. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees and to cast a vote for each share held at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                    INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

  The Fund seeks to achieve its objective by normally investing substantially all of its assets in fixed income securities, although up to 20% of its assets may be invested in preferred stocks. At least 65% of the Fund's total assets will normally be invested in bonds. The fixed income securities in which the Fund may invest include corporate securities, securities issued or guaranteed by the U.S. Government or its authorities or instrumentalities ("U.S. Government Securities"), commercial paper, zero coupon securities, mortgage-backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities, when-issued securities, Rule 144A securities, repurchase agreements and convertible securities. The Fund may engage in options and futures transactions, repurchase transactions, foreign currency hedging transactions and swap transactions.

  The Fund may invest any portion of its assets in securities of Canadian issuers, and up to 20% of its assets in securities of other foreign issuers. The Fund may also invest up to 35% of its assets in securities of below investment grade quality (commonly known as "junk bonds"). Securities of below investment grade quality are securities rated below the top four rating categories by each major rating agency that has rated the security, including securities in the lowest rating categories, and unrated securities that Loomis Sayles determines to be of comparable quality.

  The percentages of the Fund's assets invested as of December 31, 1996 in securities assigned to the various rating categories by Standard & Poor's and Moody's Investors Service, Inc. ("Moody's") were as follows: "AAA"/"Aaa":
5.2%; "AA"/"Aa": 11.1%; "A"/"A": 9.5%; "BBB"/"Baa": 27.3%; "BB"/"Ba": 13.5%;
"B"/"B": 12.1%; "CCC"/"Caa": 5.1%.

  For temporary defensive purposes, the Fund may invest any portion of its assets in fixed income securities, cash or any other securities deemed appropriate by Loomis Sayles. Except for the Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies of the Fund may be changed without a vote of Fund shareholders.

              MORE INFORMATION ABOUT THE FUND'S INVESTMENTS
                            AND RISK CONSIDERATIONS

DEBT AND OTHER FIXED INCOME SECURITIES

  The Fund may invest in fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers. Because interest rates vary, it is impossible to predict the income of a Fund that invests in fixed income securities for any particular period. The net asset value of such a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

  Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest.

U.S. GOVERNMENT SECURITIES

  U.S. Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

  Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities do go up and down as interest rates change. Thus, for example, the value of an investment in a Fund that holds U.S. Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those on corporate securities of comparable maturities.

  Some U.S. Government Securities, such as Government National Mortgage Association Certificates ("GNMA"), are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government Securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

  In addition to investing directly in U.S. Government Securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities. These investment instruments may be highly volatile.

LOWER RATED FIXED INCOME SECURITIES

  The Fund may invest up to 35% of its assets in securities rated below investment grade (commonly referred to as "junk bonds"). A security will be treated as being of investment grade quality if at the time the Fund acquires it at least one major rating agency has rated the security in its top four rating categories (even if another such agency has issued a lower rating), or if the security is unrated but Loomis Sayles determines it to be of investment grade quality. Lower rated fixed income securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in lower rated fixed income securities may be more dependent on Loomis Sayles' own credit analysis than is the case with higher quality bonds. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics.

  For more information about the ratings services' descriptions of the various rating categories, see Appendix A.

COMMON STOCKS AND OTHER EQUITY SECURITIES

  Common stocks and similar equity securities, such as warrants and convertibles, are volatile and more risky than some other forms of investment. The value of an investment in a Fund that invests in equity securities may sometimes decrease. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indexes.

ZERO COUPON SECURITIES

  The Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Fund is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

MORTGAGE-BACKED SECURITIES

  The Fund may invest in mortgage-backed securities, such as GNMA or Federal National Mortgage Association certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

COLLATERALIZED MORTGAGE OBLIGATIONS

  The Fund may invest in CMOs. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by the Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

ASSET-BACKED SECURITIES

  The Fund may invest in asset-backed securities. Through the use of trusts and special purpose corporations, automobile and credit card receivables are securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

WHEN-ISSUED SECURITIES

  The Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

RULE 144A SECURITIES

  The Fund may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES

  The Fund may invest in securities of issuers organized or headquartered outside the United States ("foreign securities"). The Fund may invest any portion of its assets in securities of Canadian issuers, but will not purchase foreign securities other than those of Canadian issuers if, as a result, the Fund's holdings of non-U.S. and non-Canadian securities would exceed 20% of the Fund's total assets.

  Although investing in foreign securities may increase the Fund's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

  The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed.

Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

  Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

  In addition, although part of the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

  In determining whether to invest assets of the Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

FOREIGN CURRENCY HEDGING TRANSACTIONS

  The Fund may engage in foreign currency exchange transactions to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options, and will be treated as illiquid assets. The Fund may not be able to dispose of over-the-counter options readily.

  Foreign currency transactions involve costs and may result in losses. In addition, the Fund's ability to engage in currency hedging transactions may be limited by tax considerations.

SWAP TRANSACTIONS

  The Fund may enter into interest rate or currency swaps. The Fund will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counter party were to default on its obligations.

OPTIONS AND FUTURES TRANSACTIONS

  The Fund may buy, sell or write options on securities, securities indexes, currencies or futures contracts and may buy and sell futures contracts on securities, securities indexes or currencies. The Fund may engage in these transactions either for the purpose of enhancing investment return, or to hedge against changes in the value of other assets that the Funds own or intend to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

  Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the

"buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If the Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

  A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Fund exceeds (or is less than) the price of the offsetting purchase, the Fund will realize a gain (or loss).

  The value of options purchased by the Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When the Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank certain assets in amounts sufficient at all times to satisfy its obligations under options, futures and contracts.

  The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange traded options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity. As a result of these characteristics, the Fund will treat most over-the-counter options (and the assets it segregates to cover its obligations thereunder) as illiquid.

  The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

  The Fund may invest in repurchase agreements. In repurchase agreements, the Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

                         THE FUNDS' INVESTMENT ADVISER

  The Fund's investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. Loomis Sayles' general partner is indirectly owned by New England Investment Companies, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by Metropolitan Life Insurance Company.

  In addition to selecting and reviewing the Fund's investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Loomis Sayles Funds' board of trustees supervises Loomis Sayles' conduct of the affairs of the Fund.

  Daniel J. Fuss, President of the Trust and Executive Vice President of Loomis Sayles, has served as the portfolio manager of the Bond Fund since its commencement of investment operations in 1991.

                                 FUND EXPENSES

  The Fund pays Loomis Sayles a monthly investment advisory fee of .60% of the Fund's average daily net assets. In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees and expenses of registering or qualifying the Fund's shares under federal and state securities laws, fees of the Fund's custodian, transfer agent, independent accountants and legal counsel, expenses of shareholders' and trustees' meetings, expenses of preparing, printing and mailing prospectuses to existing shareholders and fees of trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

  Loomis Sayles has voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other Fund expenses to the extent necessary to limit total annual operating expenses of the Institutional Class shares of the Fund to .75% of the Fund's average net assets. Loomis Sayles may change or terminate this voluntary arrangement at any time, but the Fund's Prospectus would be supplemented to describe the change.

  Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers own shares of the Funds a continuing fee in an amount of up to
 .25% annually of the value of Fund shares held for those customers' accounts. These fees are paid by Loomis Sayles out of its own assets and are not assessed against the Fund.

                            PORTFOLIO TRANSACTIONS

  Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may involve higher costs and higher levels of taxable gains.

                            HOW TO PURCHASE SHARES

  An investor may make an initial purchase of shares of the Fund by submitting a completed application form and payment to:

      Boston Financial Data Services
      P.O. Box 8314
      Boston, Massachusetts 02266-8314
      Attn: Loomis Sayles Funds

  The minimum initial investment for the Institutional Class of the Fund's shares is $1 million. However, this minimum investment does not apply to shareholders of any of the funds that are series of Loomis Sayles Funds who have an account that has been in continuous existence since December 31, 1996 ("Original Shareholders"). Original Shareholders may open an Institutional Class account in any fund that is a series of Loomis Sayles Funds with no minimum investment if they purchase shares by exchanging Institutional Class shares. Original Shareholders who hold their accounts through financial intermediaries may avoid minimum investment requirements only through this method. Original Shareholders whose accounts are held directly with Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank and Trust Company ("State Street Bank"), may also open an Institutional Class account in a new fund by investing a minimum of $2,500. For additional information regarding the eligibility of Original Shareholders to purchase Institutional Class shares, call the Distributor toll-free at 800-633-3330. A $2,500 minimum investment also applies to the current and retired trustees of the Trust, investment advisory clients of Loomis Sayles (and their directors, officers and employees), and current and retired employees of Loomis Sayles and the parents, spouses and children of the foregoing. The minimum investment may be waived by Loomis Sayles in its sole discretion and will be waived for any new shareholder in the Loomis Sayles Funds who initially invests less than $1 million but signs a letter of intent stating the shareholder's intention to bring his or her balance to $1 million within six months of the initial purchase. Loomis Sayles reserves the right to redeem, at net asset value, the accounts of shareholders that have signed a letter of intent but fail to meet the minimum investment within the specified time. Subsequent investments must be at least $50.

  Shares of the Fund may be purchased by (i) cash, (ii) exchanging Institutional Class shares of any Fund (or any other series of Loomis Sayles Funds), (iii) exchanging securities on deposit with a custodian acceptable to Loomis Sayles or (iv) a combination of such securities and cash. Loomis Sayles will not approve the acceptance of securities in exchange for shares of the Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act of 1933, as amended (the "Securities Act") or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of a Fund's shares may purchase additional shares of that Fund by exchange of securities.

  In all cases Loomis Sayles reserves the right to reject any securities that are proposed for exchange. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets as described below as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. An investor who wishes to purchase shares by exchanging securities should obtain instructions by calling 800-633-3330.

  All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemption will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

  Upon acceptance of an investor's order, BFDS opens an account, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction.

  After an account has been established, an investor may send subsequent investments at any time directly to BFDS at the above address. The remittance must be accompanied by either the account identification slip detached from a statement of account or a note containing sufficient information to identify the account, i.e., the Fund name and the investor's account number or name and social security number.

  Subsequent investments can also be made by federal funds wire. Investors should instruct their banks to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows:
"$    amount, STATE STREET BOS ATTN Mutual Funds. Credit Fund (Fund Name and
Institutional Class), DDA #9904-622-9, Shareholder Name, Shareholder Account Number." A bank may charge a fee for transmitting funds by wire.

  The Fund and the Distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund or the Distributor in its sole discretion deems appropriate. Although the Fund does not presently anticipate that it will do so, the Fund reserves the right to suspend or change the terms of the offering of its shares.

  The price an investor pays will be the per share net asset value next calculated after a proper investment order is received by the Trust's transfer or other agent or subagent. Shares of the Fund are sold with no sales charge. The net asset value of the Fund's shares is calculated once daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading, by dividing the Fund's net assets by the number of shares outstanding. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

  The Distributor may accept telephone orders from broker-dealers who have been previously approved by the Distributor. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the Distributor. Although there is no sales charge imposed by the Fund or the Distributor, broker-dealers may charge the investor a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund.

  The Fund also offers a Retail Class of shares that has a $250,000 minimum investment for certain categories of investors and bears higher expenses. Because of its lower expenses, the Institutional Class of shares of the Fund is expected to have a higher total return than the Retail Class of shares.

                             SHAREHOLDER SERVICES

  The Fund offers the following shareholder services, which are more fully described in the Statement of Additional Information. Explanations and forms are available from BFDS. Telephone redemption and exchange privileges will be established automatically when an investor opens an account unless an investor elects on the application to decline the privileges. Other privileges must be specifically elected. A signature guarantee will be required to establish a privilege after an account is opened.

  FREE EXCHANGE PRIVILEGE. Institutional Class shares of the Fund may be exchanged for Institutional Class shares of any other fund that is a series of Loomis Sayles Funds and that offers Institutional Class shares or for shares of certain money market funds advised by New England Funds Management, L.P., an affiliate of Loomis Sayles. Exchanges may be made by written instructions or by telephone, unless an investor elected on the application to decline telephone exchange privileges. The exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market, and the Funds reserve the right to terminate or limit the privilege of any shareholder who makes more than four exchanges in any calendar year. The Fund may terminate or change the terms of the exchange privilege at any time, upon 60 days' notice to shareholders.

  RETIREMENT PLANS. The Fund's Institutional Class shares may be purchased by all types of tax-deferred retirement plans. Loomis Sayles makes available retirement plan forms for IRAs.

  SYSTEMATIC WITHDRAWAL PLAN. If the value of an account is at least $25,000, an investor may have periodic cash withdrawals automatically paid to the investor or any person designated by the investor.

  AUTOMATIC INVESTMENT PLAN. Voluntary monthly investments of at least $50 may be made automatically by pre-authorized withdrawals from an investor's checking account.

                             HOW TO REDEEM SHARES

  An investor can redeem shares by sending a written request to Boston Financial Data Services, Inc., P.O. Box 8314, Boston, Massachusetts 02266. Proceeds from a written request may be sent to the investor in the form of a check. As described below, an investor may also redeem shares by calling BFDS at 800-626-9390. Proceeds resulting from a telephone redemption request can be wired to an investor's bank account or sent by check in the name of the registered owners to their record address.

  The written request must include the name of the Fund, the account number, the exact name(s) in which the shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on an investor's confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). Shareholders requesting that redemption proceeds be wired to their bank accounts must provide specific wire instructions.

  If (1) an investor is redeeming shares worth more than $50,000, (2) an investor is requesting that the proceeds check be made out to someone other than the registered owners or be sent to an address other than the record address, (3) the account registration has changed within the last 30 days or
(4) an investor is instructing us to wire the proceeds to a bank account not designated on the application, the investor must have his or her signature guaranteed by an eligible guarantor. Eligible guarantors include commercial banks, trust companies, savings associations, credit unions and brokerage firms that are members of domestic securities exchanges. Before submitting the redemption request, an investor should verify with the guarantor institution that it is an eligible guarantor. Signature guarantees by notaries public are not acceptable.

  If an investor has requested certificates for the investment, the investor must enclose the certificates and a properly completed redemption form or stock power. The Funds recommend that certificates be sent by registered mail.

  When an investor telephones a redemption request, the proceeds are wired to the bank account previously chosen by the investor. A wire fee (currently $5) will be deducted from the proceeds. A telephonic redemption request must be received by BFDS prior to the close of regular trading on the New York Stock Exchange. If an investor telephones a request to BFDS after the Exchange closes or on a day when the Exchange is not open for business, BFDS cannot accept the request and a new one will be necessary.

  If an investor decides to change the bank account to which proceeds are to be wired, the investor must send in this change on the Service Options Form with a signature guarantee. Telephonic redemptions may only be made if the investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. Unless an investor indicates otherwise on the account application, BFDS will be authorized to act upon redemption and exchange instructions received by telephone from the investor or any person claiming to act as the investor's representative who can provide BFDS with the investor's account registration and address as it appears on the records of State Street Bank. BFDS will employ these or other reasonable procedures to confirm that instructions communicated by telephone are genuine; the Fund, State Street Bank, BFDS, the Distributor and Loomis Sayles will not be liable for any losses due to unauthorized or fraudulent instructions if these or other reasonable procedures are followed. For information, consult BFDS. In times of heavy market activity, an investor who encounters difficulty in placing a redemption or exchange order by telephone may wish to place the order by mail as described above.

  The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by BFDS in proper form.

  Proceeds resulting from a written redemption request will normally be mailed to an investor within seven days after receipt of the investor's request in good order. Telephonic redemption proceeds will normally be wired to an investor's bank on the first business day following receipt of a proper redemption request. If an investor purchased shares by check and the check was deposited less than 15 days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

  The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

  Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers own shares of the Fund a continuing fee in an amount of up to 0.25% annually of the value of Fund shares held for those customers' accounts. These fees are paid by Loomis Sayles out of its own assets and are not assessed against the customers' accounts with the Fund.

                    CALCULATION OF PERFORMANCE INFORMATION

  The Fund's investment performance may from time to time be included in advertisements about the Fund or Loomis Sayles Funds. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

  For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for financial reporting purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.

  "Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund. Total return may also be presented for other periods.

                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

  The Fund declares and pays dividends quarterly. The Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the trustees of the Trust. The Trust's trustees may change the frequency with which the Fund declares or pays dividends.

  Dividends and capital gain distributions will automatically be reinvested in additional shares of the Fund on the record date unless an investor has elected to receive cash.

  The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As such, so long as the Fund distributes substantially all its net investment income and net capital gains to its shareholders, the Fund itself does not pay any federal income tax to the extent such income and gains are so distributed.

  An investor's income dividends and short-term capital gain distributions are taxable as ordinary income whether distributed in cash or additional shares. Long-term capital gain distributions from the Fund are taxable as long-term capital gains whether distributed in cash or additional shares and regardless of how long an investor has owned shares of the Fund.

  The Fund is required to withhold 31% of any redemption proceeds (including the value of shares exchanged) and all income dividends and capital gain distributions it pays (1) if an investor does not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that an investor has underreported income in the past, or (3) if an investor fails to certify to the Fund that he or she is not subject to such withholding.

  Dividends derived from interest on U.S. Government Securities may be exempt from state and local taxes.

  State Street Bank will send investors and the IRS an annual statement detailing federal tax information, including information about dividends and distributions paid during the preceding year. An investor should keep this statement as a permanent record. A fee may be charged for any duplicate information requested.

NOTE: The foregoing summarizes certain tax consequences of investing in the Fund. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, state and local tax consequences of investing in, redeeming or exchanging Fund shares.

                                                                     APPENDIX A

                    DESCRIPTION OF BOND RATINGS ASSIGNED BY
                             STANDARD & POOR'S AND
                        MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

                                      AAA

  This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                      AA

  Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

  Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                      BBB

  Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

                                BB, B, CCC, CC

  Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

  The rating C is reserved for income bonds on which no interest is being paid.

                                       D

  Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

  Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

                                      AAA

  Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      AA

  Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

  Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                      BAA

  Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                                      BA

  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      CAA

  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      CA

  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Should no rating be assigned by Moody's, the reason may be one of the following:

 1. An application for rating was not received or accepted.

 2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

 3. There is a lack of essential data pertaining to the issue or issuer.

 4. The issue was privately placed in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

INVESTMENT ADVISER
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111

DISTRIBUTOR
Loomis Sayles Distributors, L.P.
One Financial Center
Boston, Massachusetts 02111

TRANSFER AND DIVIDEND PAYING AGENT
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT FOR
STATE STREET BANK AND TRUST COMPANY
Boston Financial Data Services, Inc.
P.O. Box 8314
Boston, Massachusetts 02266

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

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